SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2004

FIDELITY NATIONAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9396	86-0498599

(State or other jurisdiction	(Commission File Number) of incorporation)	(I.R.S. Employer Identification No.)

601 Riverside Avenue, Jacksonville, Florida	32204

(Address of Principal Executive Offices)	(Zip Code)

(904) 854-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report)

Item 5. Other Events

On May 26, 2004, Fidelity National Financial, Inc. (“FNF”) announced the filing of a Registration Statement on Form S-1 with the Securities and Exchange Commission in connection with a proposed separation of FNF’s non-insurance operations into a separately traded public company to be known as Fidelity National Information Services, Inc. (“FIS”). Under the terms of the transaction, FIS intends to issue common stock in an initial public offering (“IPO”). FNF later intends to distribute all of its ownership in FIS in a tax-free spin-off, accomplished through an anticipated special dividend to FNF common stockholders. That distribution is expected to occur by mid-2005. Completion of the distribution is contingent upon the satisfaction or waiver of a variety of conditions, including the receipt of a favorable tax ruling from the Internal Revenue Service. A copy of the press release is attached as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(a) — (b)	Not applicable.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit
Number	Description
99.1	Press Release of Fidelity National Financial, Inc., dated May 26, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
Dated: May 26, 2004	By:	/s/ Alan L. Stinson
Alan L. Stinson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Fidelity National Financial, Inc., dated May 26, 2004